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                                UNITED  STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 20, 1999


                              MB FINANCIAL, INC.
            (Exact Name of Registrant as specified in its Charter)


          DELAWARE                    0-24566                  36-3895923
(State or other jurisdiction  (Commission File No.)      (IRS Employer
  of incorporation)                                      Identification  Number)


1200 NORTH ASHLAND AVENUE, CHICAGO, ILLINOIS                               60622
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (773) 278-4040
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AVONDALE FINANCIAL CORP.  20 N. CLARK STREET, CHICAGO, ILLINOIS   60602
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         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.

     On April 20, 1999 MB Financial, Inc. engaged McGladrey & Pullen, LLP as independent accountants to audit its financial statements.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MB FINANCIAL, INC.


Date:  May 5, 1999                    By: /s/ Mitchell Feiger
                                         -----------------------------
                                          Mitchell Feiger
                                          President and Chief Executive
                                          Officer